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                               VARLEN CORPORATION
                        1993 INCENTIVE STOCK OPTION PLAN
                            (as amended May 14, 1999)

      1. Purpose. The purpose of this Plan is to advance the interests of Varlen Corporation by providing an opportunity to selected key employees of the Company and its Subsidiaries to purchase shares of Common Stock through the exercise of options granted pursuant to this Plan, which may be either Incentive Options or Nonqualified Options. By encouraging such stock ownership, the Company seeks to establish as close an identity as feasible between the interests of the Company and its Subsidiaries and those of such key employees and also seeks to attract, retain, motivate and reward employees of superior ability, training and experience.

      2. Definitions.

            (1) Board means the Board of Directors of the Company.

            (2) Change of Control means the occurrence of one of the following events:

                  (i) if any "person" or "group" as those terms are used in
            Sections 13(d) or 14(d) of the Exchange Act, other than a Exempt Person, is or becomes the "beneficial owner" (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (iii) the stockholders of the Company approve a merger or
            consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) following which the Company's chief executive officer and directors retain their positions with the surviving entity (and constitute at least a majority of the surviving entity's board of directors); or

                  (iv) the stockholders of the Company approve a plan of
            complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person;

            provided, however, that if the approval specified in clause (iii) or clause (iv) above is obtained but such transaction is terminated or abandoned by the parties thereto prior to its effectuation, then, from and after the date of such termination or abandonment, no Change of Control shall be deemed to have occurred by reason of such approval; and provided further, that no Change of


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            Control shall be deemed to have occurred by reason of any event involving or arising out of a proceeding under Title 11 of the United States Code (or the provisions of any future United States bankruptcy law), an assignment for the benefit of creditors or an insolvency proceeding under state or local law.

            (3) Code means the Internal Revenue Code of 1986 and regulations thereunder, as amended from time to time.

            (4) Committee means the committee appointed by the Board responsible for administering the Plan in accordance with Section 5.

            (5) Common Stock means the common stock of the Company, par value $.10 per share.

            (6) Company means Varlen Corporation, a Delaware corporation.

            (7) Director means each individual who is serving as a member of the Board as of the time of reference.

            (8) Disinterested Person means a person who qualifies as such under Rule 16b-3(c)(2)(i) under Section 16 of the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, which generally is defined as a Director who is not, during the one year prior to service as a member of the Committee, or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or its affiliates, except that participation in a formula plan, participation in an ongoing securities acquisition plan, or an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in each, shall not disqualify a Director from being a Disinterested Person.

            (9) Employee means an employee of the Company or any Subsidiary within the meaning of Code Section 3401(c); "key employee" means an executive, administrative or managerial Employee who is determined by the Committee to be eligible to be granted Options under the Plan.

            (10) Exchange Act means the Securities Exchange Act of 1934 and the rules and regulations promulgated pursuant thereto, as amended from time to time.

            (11) Incentive Option means a stock option intended to qualify as an "incentive stock option" within the meaning of Code Section 422 and designated as such.

            (12) New Option means an option granted on or after May 14, 1999.

            (13) Nonqualified Option means a stock option not intended to be an Incentive Option and designated as a nonqualified stock option, the federal income tax treatment of which is determined generally under Code Section 83.

            (14) Old Option means an option granted prior to May 14, 1999.

            (15) Option means either an Incentive Option or a Nonqualified Option granted pursuant to this Plan.


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            (16) Plan means this Varlen Corporation 1993 Incentive Stock Option
      Plan as set forth herein, and as amended from time to time.

            (17) Securities Act means the Securities Act of 1933 and rules and regulations promulgated pursuant thereto, as amended from time to time.

            (18) Subsidiary means a "subsidiary" of the Company within the meaning of Code Section 424(f), which generally is defined as any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      3. Effective Date. This Plan was approved and adopted by the Board on March 29, 1993. The effective date of the Plan shall be May 25, 1993, the date of the annual meeting of stockholders of the Company, so long as the Plan is approved by the stockholders of the Company on said date.

      4. Stock Subject to Plan. The maximum aggregate number of shares of Common Stock that may be made subject to Options granted hereunder is 150,000 shares, which number shall be adjusted in accordance with Section 8 in the event of any change in the Company's capital structure. Shares of Common Stock issued pursuant to the Plan may consist, in whole or in part, of either authorized and unissued shares or issued shares held in the Company's treasury. Any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares may again be the subject of an Option under the Plan.

      5. Administration. The Plan shall be administered by a Committee appointed by the Board consisting of not fewer than two individuals who are Directors, who are not Employees, and who are Disinterested Persons. The Board shall have the discretion to remove and appoint members of the Committee from time to time. The Committee shall have full power and discretion, subject to the express provisions of the Plan, (i) to determine the key Employees to whom Options are to be granted, the time or times at which Options are to be granted, the number of shares of Common Stock to be made subject to each Option, whether each Option is to be an Incentive Option or a Nonqualified Option, the exercise price per share under each Option, and the maximum term of each Option; (ii) to interpret and construe the Plan and to prescribe, amend and rescind rules and regulations for its administration; (iii) to determine the terms and provisions of each option agreement evidencing an Option; and (iv) to make all other determinations the Committee deems necessary or advisable for administering the Plan. All decisions of the Committee shall be made by a majority of its members, which shall constitute a quorum, and shall be reflected in minutes of its meetings.

      6. Eligibility. Options may be granted to such Employees who are key employees as the Committee selects a Director who is not an Employee is not eligible to receive Options pursuant to this Plan.

      7. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by stock option agreements in such form and containing such terms and conditions as the Committee shall determine. If an Employee to whom an Option is granted does not execute an option agreement evidencing that Option in the form prescribed by the Committee within the later of (i) thirty days from the date of grant of the Option or (ii) ten days after the Employee's receipt of an option agreement from the Company, the Option shall be void and of no further force or effect. Each option agreement evidencing an Option shall contain among its terms and conditions the following:


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            (1) Price. Subject to the conditions on Incentive Options contained in Section 8(2), if applicable, the purchase price per share of Common Stock payable upon the exercise of each Option granted hereunder shall be as determined by the Committee in its discretion but shall not be less than the fair market value of the Common Stock on the day the Option is granted if an Incentive Option, and, if a Nonqualified Option, not less than 85% of the fair market value of the Common Stock on the day the Option is granted or, if greater, the book value of the Common Stock on that date. The fair market value of Common Stock shall be as determined by the Committee in its discretion in accordance with any applicable laws or rules.

            (2) Number of Shares and Kind of Option. Each option agreement shall specify the number of shares to which it pertains and shall specify whether the Option is a Nonqualified Option or an Incentive Option.

            (3) Terms of Exercise. Subject to the conditions on Incentive Options contained in Section 8(2), if applicable, and to Section 10, each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such Option; provided, however, that (i) no Option shall be exercised as to fewer than 25 shares of Common Stock or, if less, the total number of shares of Common Stock remaining unexercised under the Option, and (ii) no Option shall be exercisable with respect to any shares earlier than six months from the date the Option is granted or later than ten years after the date the Option is granted, except to the extent permitted in the event of the death or disability of the holder of a Nonqualified Option under Section 7(7).

            (4) Notice of Exercise and Payment. An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company the Committee designates to receive such notices, specifying the number of shares of Common Stock for which the Option is being exercised. If the shares of Common Stock acquired upon exercise of an Option are not at the time of exercise effectively registered under the Securities Act, the optionee shall provide to the Company, as a condition to the optionee's exercise of the Option, a letter, in form and substance satisfactory to the Company, to the effect that the shares are being purchased for the optionee's own account for investment and not with a view to distribution or resale, and to such other effects as the Company deems necessary or appropriate to comply with federal and applicable state securities laws. Payment shall be made in full at the time the Option is exercised. Payment shall be made by:

            (i) cash;

            (ii) delivery and assignment to the Company of shares of Common Stock owned by the optionee;

            (iii) a combination of (i) and (ii); or

            (iv) delivery of a written exercise notice, including irrevocable instructions to the Company to deliver the stock certificates issuable upon exercise of the Option directly to a broker named in the notice that has agreed to participate in a "cashless" exercise on behalf of the optionee.

      Upon the optionee's satisfaction of all conditions required for the exercise of the Option and payment in full of the purchase price for the shares being acquired, the Company shall, within a reasonable period of


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      time following such exercise, deliver a certificate representing the shares of Common Stock so acquired; provided, that the Company may postpone issuance and delivery of shares upon any exercise of an Option to the extent necessary or advisable to comply with applicable exchange listing requirements, National Association of Securities Dealers, Inc. ("NASD") requirements, or federal or state securities laws.

            (5) Withholding Taxes. The Company's obligation to deliver shares of Common Stock upon exercise of an Option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local tax withholding obligations.

            (6) Nontransferability of Option. No Option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee (or the optionee's guardian or legal representative).

            (7) Termination of Options. Each option agreement evidencing an Option shall contain provisions for the termination of the Option if the optionee ceases for any reason to be an Employee, which provisions shall be no more favorable to the optionee than the following:

                   (i) Termination With Consent. If the optionee ceases to be an
            Employee and the Company or Subsidiary that is the Employee's primary employer at the time of termination consents in writing to the optionee's exercise of an Option following such termination, then the optionee may, at any time within a period of 90 days following the date of such termination, exercise such Option to the extent that the Option was exercisable on the date the optionee ceased to be an Employee;

                   (ii) Retirement. If the optionee ceases to be an Employee by reason of retirement under one or more of the Company's (or Subsidiary's) retirement plans including, without limitation, early retirement, then the optionee may, at any time within a period of 90 days following the date of such termination or at such later date as determined in the discretion of the Committee, exercise each Option held by the optionee on such date to the full extent of the Option;

                   (iii) Death or Disability. In the event of the Optionee's
            death or disability (within the meaning of Code Section 22(e)(3)) either (x) while an Employee or (y) with respect only to Nonqualified Options, while eligible to exercise a Nonqualified Option under Subsections 7(7)(i) or (ii) above, then the optionee (or the optionee's legal representative, executor, administrator, or person acquiring an Option by bequest or inheritance) may, at any time within a period of one year following the date of the optionee's death or commencement of disability, exercise each Option held by the optionee on such date to the full extent of the Option; and

                   (iv) Other Termination. If the optionee ceases to be an
            Employee for any reason other than those enumerated in Subsections 7(7)(i) through (iii) above, each Option granted to the optionee to the extent outstanding on the date of such termination of employment, shall terminate immediately on such termination of employment and may not be exercised thereafter:

            provided, however, that no Option may be exercised to any extent by anyone after the date of expiration of the Option's term, except that a Nonqualified Option shall remain exercisable as provided in Subsection 7(7)(iii) regardless of the Option's term.


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            (8) Legends. Any restriction on transfer of shares of Common Stock provided in this Plan or in the option agreement evidencing any Option shall be noted or referred to conspicuously on each certificate evidencing such shares.

      8. Restrictions on Incentive Options. Incentive Options (but not Nonqualified Options) granted under this Plan shall be subject to the following restrictions:

            (1) Limitation on Number of Shares. The aggregate fair market value, determined as of the date an Incentive Option is granted, of the shares with respect to which Incentive Options are exercisable for the first time by an Employee during any calendar year shall not exceed $100,000. If an Incentive Option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an Employee exceeds the aforementioned $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Code
      Section 422(d)(1). In the event that an Employee is eligible to participate in any other stock option plan of the Company or a Subsidiary which is also intended to comply with the provisions of Code Section 422, the $100,000 limitation shall apply to the aggregate number of shares for which Incentive Options may be granted under all such plans.

            (2) 10% Stockholder. If an Employee to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary, then the following special provisions shall be applicable to the Incentive Option granted to such individual:

                  (i) The Option price per share subject to such Incentive
            Option shall not be less than 110% of the fair market value of one share on the date of grant; and

                  (ii) The Incentive Option shall not have a term in excess of five (5) years from its date of grant.

      9. Adjustment for Changes in Capitalization. Appropriate and equitable adjustment shall be made in the maximum number of shares of Common Stock subject to the Plan under Section 4 and, subject to Section 10, in the number, kind and option price of shares of Common Stock subject to then outstanding Options to give effect to any changes in the outstanding Common Stock by reason of any stock dividend, stock split, stock combination, merger, consolidation, reorganization, recapitalization or any other change in the capital structure of the Company affecting the Common Stock after the effective date of the Plan.

      10.  Change in Control; Merger, Etc.

            (1) Change in Control. Upon the occurrence of a Change of Control:

                  (i) all outstanding Old Options held pursuant to this Plan shall become immediately exercisable in full; and

                  (ii) all outstanding New Options held pursuant to this Plan shall become immediately exercisable in full if the optionee is terminated from being an employee of the Company or any of its Subsidiaries within one year following such Change of Control. Subject to the remaining


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            provisions of the Plan, such New Options may be exercised
            simultaneous with or at any time after such termination of employment.

            (2) Where Company Does Not Survive. In the event of a merger or consolidation to which the Company is a party but is not the surviving company, the Committee in its discretion may vote to negate and give no effect to the acceleration of Options pursuant to Section 10(l), but only if and to the extent that an executed agreement of merger or consolidation provides that the optionee holding such an Option shall receive the same merger consideration as the optionee would have received as a stockholder of the Company had the exercisability of the Option been accelerated in accordance with Section 10(l) and had the optionee, immediately prior to the merger or consolidation, exercised the Option for the full number of shares subject thereto, paid the exercise price in full, and satisfied all other conditions for the exercise of the Option.

             (3) Liquidation or Dissolution. The provisions of Section 9 and Subsections 10(l) and (2) shall not cause any Option to terminate other than in accordance with other applicable provisions of the Plan. However, in the event of the liquidation or dissolution of the Company, each outstanding Option shall terminate, except to the extent otherwise specifically provided in the option agreement evidencing the Option.

      11. Rights of Optionees. No Employee shall have a right to be granted an Option or, having received an Option, a right again to be granted an Option. An optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her Option until the date the Option has been exercised and the full purchase price for such shares has been received by the Company. Nothing in this Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to terminate or modify the terms or conditions of the employment of the Option holder.

      12. Amendment and Termination of the Plan. Unless sooner terminated by the Board, the Plan shall terminate, so that no Options may be granted pursuant to it thereafter, on March 28, 2003. The Board may at any time amend, suspend or terminate the Plan in its discretion without further action on the part of the stockholders of the Company, except that:

                  (1) no such amendment, suspension or termination of the Plan shall adversely affect or impair any then outstanding Option without the consent of the optionee holding the Option; and

                  (2) any such amendment, suspension or termination that
            requires approval by the stockholders of the Company to comply with applicable provisions of the Code, rules promulgated pursuant to
            Section 16 of the Exchange Act, applicable state law or NASD or exchange listing requirements shall be subject to approval by the stockholders of the Company within the applicable time period prescribed thereunder, and shall be null and void if such approval is not obtained.


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